WAIVER AGREEMENT AND AMENDMENT TO DEBENTURE

      THIS WAIVER AGREEMENT AND AMENDMENT TO DEBENTURE (this "Agreement") dated as of January 31, 2006 is by and among ONETRAVEL HOLDINGS, INC., a Delaware corporation (the "Company"), Farequest Holdings, Inc., a Delaware corporation ("Farequest"), OneTravel, Inc., a Texas corporation ("OneTravel"; Company, Farequest and OneTravel are sometimes referred to herein individually as a "Credit Party" and collectively, as the "Credit Parties"), and each Purchaser identified on the signature pages hereto (each, including its successors and assigns, a "Purchaser" and collectively the "Purchasers"). Capitalized terms used and not otherwise defined herein that are defined in the Securities Purchase Agreement, dated October 24, 2005 by and among the Company and the Purchasers (the "Purchase Agreement") or in any related Transaction Document (as defined in the Purchase Agreement) shall have the meanings given such terms in the Purchase Agreement or such Transaction Document, as applicable.

                             Preliminary Statement:

      A. On October 24, 2005, the Company and Purchasers entered into the Purchase Agreement and the related Transaction Documents.

      B. The following Events of Default and related defaults exist and will exist under Section 8(a) of the Debentures and under Sections 2 and 3 of the Registration Rights Agreement: (i) the Company's failure to timely file an initial Registration Statement, and the Company's inability to have a Registration Statement declared effective by the Commission on or prior to the 240th calendar day after the Closing Date, (ii) the Company's failure to timely file its Annual Report on Form 10-K for the year ended June 30, 2005 and its Quarterly Report on Form 10-Q for the quarter ended September 30, 2005 and other reports required to be filed prior to the date hereof pursuant to the Securities Act or the Exchange Act, and the Company's inability to timely file its Quarterly Reports on Form 10-Q for the quarters ended December 31, 2005 and March 31, 2006, and (iii) the material inaccuracy or breach of certain representations and warranties of the Company and/or the other Credit Parties in the Transaction Documents (collectively, the "Existing Defaults").

      C. Subject to the terms and conditions set forth herein, each Purchaser has agreed (i) to waive its available rights and remedies under the Purchase Agreement, any Transaction Document, any other agreement or at law or in equity arising as a result of the Existing Defaults (all such rights and remedies, the "Available Remedies"), (ii) to extend the date by which an initial Registration Statement must be filed and declared effective, (iii) to waive certain conditions contained in the Transaction Documents relating to the Company's right to pay interest in shares of Common Stock in lieu of cash and (iv) to make certain amendments to the Debentures, and, to the extent necessary the other Transaction Documents.

      D As consideration for entering into this Agreement, in accordance with and subject to the terms of this Agreement, the Company shall pay to each Purchaser the amount equal to the redemption premium of the Debentures in the form of a new convertible, secured debenture.

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      NOW, THEREFORE, the parties to this Agreement, for adequate and sufficient consideration, the receipt of which is hereby acknowledged, do hereby agree as follows:

      1. Waivers by Purchasers; Amendment to the Transaction Documents.

            (a) The Company hereby acknowledges the current and continuing existence of the Existing Defaults.

            (b) Subject to the terms and provisions of this Agreement, each Purchaser hereby irrevocably waives the Existing Defaults and waives, and agrees to permanently forbear from exercising, any Available Remedies it now has or may in the future have and any rights and remedies that will be available to such Purchaser as a result of the Existing Defaults.

            (c) The Company and each Purchaser amends and restates Section 8(a)(ix) of the Debentures as follows:

      "a Registration Statement shall not have been declared effective by the Commission on or prior to (A) October 31, 2006, unless (I) the Company has filed all reports required to be filed by it under Rule 144(c)(1) of the Securities Act as of October 31, 2006, and (II) the Company has paid liquidated damages to each Purchaser on or prior to November 1, 2006 on account of the Company's failure to cause the initial Registration Statement to be declared effective on or before October 31, 2006 in an amount equal to 1.5% of the aggregate purchase price paid by such Purchaser pursuant to the Purchase Agreement for any Registrable Securities other than Warrant Shares then held by such Purchaser (assuming for such purpose only, that all Debentures have been converted), which payment shall be deemed by all Purchasers to satisfy the liquidated damages payment requirement of the Company pursuant to Section 2(b) of the Registration Rights Agreement with respect to the month of November 2006,
      (B) November 30, 2006, unless (I) the Company has filed all reports required to be filed by it under Rule 144(c)(1) of the Securities Act as of November 30, 2006, and (II) the Company has paid liquidated damages to each Purchaser on or prior to December 1, 2006 on account of the Company's failure to cause the initial Registration Statement to be declared effective on or before November 30, 2006 in an amount equal to 1.5% of the aggregate purchase price paid by such Purchaser pursuant to the Purchase Agreement for any Registrable Securities other than Warrant Shares then held by such Purchaser (assuming for such purpose only, that all Debentures have been converted), which payment shall be deemed by all Purchasers to satisfy the liquidated damages payment requirement of the Company pursuant to Section 2(b) of the Registration Rights Agreement with respect to the month of December 2006, or (C) January 2, 2007."

            (d) Each Purchaser hereby irrevocably waives the payment of liquidated damages pursuant to Section 2(b) of the Registration Rights Agreement that would otherwise accrue and be payable prior to November 1, 2006 on account of (i) the Company's failure to file the initial Registration Statement on or before the Filing Date and (ii) the Company's failure to cause the initial Registration Statement to be declared effective on or before the Effectiveness Date.

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

            (e) As to the July 1, 2006 Interest Payment Date only, each Purchaser hereby irrevocably waives the requirements of clause (iii) in the definition of Equity Conditions contained in the Debenture. Purchasers do not waive any other condition in the definition of Equity Conditions other than those set forth in clause (iii) thereof, nor do they waive clause (iii) in the definition of Equity Conditions as to any other Interest Payment Dates.

            (f) Except to the extent of the waiver and forbearance contained in this Section 1, each Purchaser reserves all of its rights, remedies, powers and privileges under the Purchase Agreement, Debentures and Transaction Documents and otherwise with respect to any Event of Default other than the Existing Defaults. Notwithstanding anything herein to the contrary and for purposes of clarification, an Event of Default under
      Section 8(a)(iii) of the Debentures held by a Purchaser executing this Agreement that is caused solely by the acceleration of the full principal amount of the Debentures held by another holder of the Debentures that is not a party to this Agreement due to the occurrence of an Existing Default that has not been waived by such holder is not waived by this Agreement and accordingly the signatories hereto shall also have the right to accelerate pursuant to Section 8(a)(iii)) upon such event. Except as expressly set forth in this Agreement, no waiver, consent, agreement, amendment, renewal, extension, modification, standstill, release or understanding of any kind or nature whatsoever shall be binding on Purchasers unless and until one or more counterparts of a document in writing specifically affirming the same has been executed by Purchasers. No failure or delay by Purchasers with respect to exercising any right, remedy, power or privilege under the Purchase Agreement, the Transaction Documents or otherwise shall operate as a waiver thereof or any acquiescence therein.

      2. Issuance of Additional Debentures. As consideration for entering into this Agreement, the Company agrees to pay an amount equal to the redemption premium of the Debentures by the issuance, on the date hereof, of a debenture to each Purchaser in a principal amount equal to 25% of the principal amount of the Debenture now held by such Purchaser, which debenture shall contain the same terms and conditions as such Debenture as amended hereby (each such debenture, the "Additional Debenture" and collectively the "Additional Debentures"), except that such debenture shall not be convertible into shares of common stock of the Company prior to obtaining Shareholder Approval with respect to such conversion to the extent the rules and regulations of the American Stock Exchange require such Shareholder Approval. The Company's obligation to seek Shareholder Approval with respect to the Additional Debentures shall be as set forth in Section 4.11(d) of the Purchase Agreement. Each Purchaser acknowledges that the issuance of the Additional Debentures constitutes an Exempt Issuance as defined in the Purchase Agreement for the Purposes of Section 5(b) of the Debentures.

      3. Grant of Security Interest in Connection with the Additional Debentures. In order to induce the Purchasers to waive and forbear on the terms and conditions in this Agreement, each Credit Party hereby grants a security interest in all Collateral (as defined in the Security Agreement) to each Purchaser to secure the prompt payment, performance and discharge in full

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

of all of the Company's obligations under the Additional Debentures on the same terms and conditions as the Collateral is pledged to the Purchasers under the Security Agreement to secure the "Obligations" defined therein. Each Credit Party hereby agrees that the obligations of the Company contained in the Additional Debentures will form a part of the obligations subject to (i) the Security Agreement, dated as of October 24, 2005, and (ii) the UCC Financing Statements listing the Company and Farequest as Debtors, as filed with the Secretary of State of Delaware on October 19, 2005, and the UCC Financing Statement listing OneTravel as Debtor, as filed with the Secretary of State of Texas on October 19, 2005 and be deemed to be included in the definition of "Obligations" thereunder. Furthermore, each of Farequest and OneTravel agrees that the Company's obligations, liabilities and indebtedness under the Additional Debentures shall constitute "Obligations" under and as defined in the Subsidiary Guarantee, subject to all guarantee obligations of such Credit Parties thereunder.

      4. Additional Amendments to the Transaction Documents.

            (a) The Company and each Purchaser amends and restates the definition of "Optional Redemption Amount" contained in the Debentures as follows:

      "Optional Redemption Amount" shall mean the sum of (i) 100% of the principal amount of the Debenture then outstanding, (ii) accrued but unpaid interest and (iii) all liquidated damages and other amounts due in respect of the Debenture."

            (b) The Company and each Purchaser amends and restates the definition of "Mandatory Default Amount" contained in the Debentures as follows:

      "Mandatory Default Amount" shall equal the sum of (i) the greater of: (A) 100% of the principal amount of this Debenture to be prepaid, plus all accrued and unpaid interest thereon, or (B) the principal amount of this Debenture to be prepaid, plus all other accrued and unpaid interest hereon, divided by the Conversion Price on (x) the date the Mandatory Default Amount is demanded or otherwise due or (y) the date the Mandatory Default Amount is paid in full, whichever is less, multiplied by the VWAP on (x) the date the Mandatory Default Amount is demanded or otherwise due or (y) the date the Mandatory Default Amount is paid in full, whichever is greater, and (ii) all other amounts, costs, expenses and liquidated damages due in respect of this Debenture."

            (c) The Company and each Purchaser (i) amends Section 5(b) of the Debentures by deleting the amount "$1.94" appearing therein and replacing it with the amount "$2.36", (ii) amends Section 4.13(c) of the Purchase Agreement by deleting the amount "$1.94" appearing therein and replacing it with the amount "$2.36" and (iii) amends Section 3(b) of the Warrant by deleting the amount "$1.94" appearing therein and replacing it with the amount "$2.36".

            (d) The Company and each Purchaser amends and restates the first sentence of Section 6(b) of the Debentures as follows:

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

      "Upon notice from the Company of, or the public announcement of, the occurrence of a Change of Control Transaction or a Fundamental Transaction, the Holder shall have the right to deliver a notice to the Company (a "Holder Redemption Notice" and the date such notice is deemed delivered hereunder, the "Holder Redemption Notice Date") of its irrevocable election to cause the Company to redeem some or all of the then outstanding principal amount of this Debenture for an amount, in cash, equal to (i) 100% of the principal amount of this Debenture then outstanding, (ii) accrued but unpaid interest and (iii) all liquidated damages and other amounts due in respect of this Debenture (the "Holder Redemption" and such amount the "Holder Redemption Amount")."

      5. Incorporation of this Agreement. The rights and obligations of each Purchaser and of the Company with respect to the Additional Debentures and the shares of Common Stock issuable thereunder (the "Additional Underlying Shares") shall be identical in all respects to the rights and obligations of the Purchasers and of the Company with respect to the Debentures, the Warrants and the Underlying Shares issued and issuable pursuant to the Transaction Documents. Any rights of a Purchaser or covenants of the Company which are conditional on a Purchaser holding securities of the Company or which are determined in magnitude by such Purchaser's purchase of securities pursuant to the Transaction Documents shall be deemed to include any securities purchased or issuable pursuant to this Agreement. The Transaction Documents are hereby amended so that the term "Debentures" includes the Additional Debentures issued hereunder and "Underlying Shares" includes the Additional Underlying Shares. Additionally, the Registration Rights Agreement is hereby amended so that the term "Registrable Securities" includes in the calculation thereof the Additional Underlying Shares; provided, however, as to the Additional Underlying Shares only, "date hereof" where used shall be deemed the date hereof.

      6. Representations and Warranties of the Credit Parties. Each Credit Party hereby makes to each Purchaser the following representations and warranties:

            (a) Authorization; Enforcement. Each Credit Party has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by this Agreement and otherwise to carry out its obligations hereunder and thereunder. The execution and delivery of this Agreement by such Credit Party and the consummation by it of the transactions contemplated hereby have been duly authorized by all necessary action on the part of such Credit Party and no further action is required by such Credit Party, its board of directors or its stockholders in connection therewith other than in connection with the Required Approvals. This Agreement has been duly executed by such Credit Party and, when delivered in accordance with the terms hereof will constitute the valid and binding obligation of such Credit Party enforceable against such Credit Party in accordance with its terms except (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors' rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.

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

            (b) No Conflicts. The execution, delivery and performance of this Agreement by such Credit Party and the consummation by such Credit Party of the transactions contemplated hereby do not and will not: (i) conflict with or violate any provision of such Credit Party's certificate or articles of incorporation, bylaws or other organizational or charter documents, or (ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, result in the creation of any Lien (except as contemplated by the Security Documents) upon any of the properties or assets of such Credit Party, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any material agreement, credit facility, debt or other material instrument (evidencing Credit Party debt or otherwise) or other material understanding to which such Credit Party is a party or by which any property or asset of such Credit Party is bound or affected, or (iii) subject to the Required Approvals, conflict with or result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which such Credit Party is subject (including federal and state securities laws and regulations), or by which any property or asset of such Credit Party is bound or affected; except in the case of each of clauses (ii) and (iii), such as could not have or reasonably be expected to result in a Material Adverse Effect.

            (c) Issuance of the Additional Debentures. The Additional Debentures are duly authorized and, upon the execution of this Agreement by a Purchaser, will be duly and validly issued, fully paid and nonassessable, free and clear of all Liens imposed by the Company other than restrictions on transfer provided for in the Transaction Documents. The Additional Underlying Shares, when issued in accordance with the terms of the Additional Debentures, will be validly issued, fully paid and nonassessable, free and clear of all Liens imposed by the Company. The Company has reserved from its duly authorized capital stock a number of shares of Common Stock for issuance of the Additional Underlying Shares at least equal to the Required Minimum on the date hereof.

            (d) Equal Consideration. Except as set forth in this Agreement, no consideration has been offered or paid to any person to amend or consent to a waiver, modification, forbearance or otherwise of any provision of any of the Transaction Documents.

            (e) Other Events of Default. As of the date of this Agreement, to the knowledge of the Company, no Event of Default other than the Existing Defaults exists.

      7. Representations and Warranties of the Purchasers. Each Purchaser hereby, for itself and for no other Purchaser, represents and warrants as of the date hereof to the Company as follows:

            i. Authority. The execution, delivery and performance by such Purchaser of the transactions contemplated by this Agreement have been duly authorized by all necessary corporate or similar action on the part of such Purchaser. This Agreement has been duly executed by such Purchaser, and when delivered by such Purchaser in accordance with the terms hereof, will constitute the valid and legally binding obligation of such Purchaser, enforceable against it in accordance with its terms, except (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors' rights generally,
      (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.

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

            ii. Own Account. Such Purchaser understands that the Additional Debentures are "restricted securities" and have not been registered under the Securities Act or any applicable state securities law and is acquiring the Additional Debenture as principal for its own account and not with a view to or for distributing or reselling such Additional Debentures or any part thereof in violation of the Securities Act or any applicable state securities law, has no present intention of distributing any of such Securities in violation of the Securities Act or any applicable state securities law and has no arrangement or understanding with any other persons regarding the distribution of such Additional Debentures (this representation and warranty not limiting such Purchaser's right to sell the Additional Underlying Shares pursuant to the Registration Statement or otherwise in compliance with applicable federal and state securities laws) in violation of the Securities Act or any applicable state securities law. Such Purchaser is acquiring the Additional Debentures hereunder in the ordinary course of its business. Such Purchaser does not have any agreement or understanding, directly or indirectly, with any Person to distribute any of the Additional Debentures or Additional Underlying Shares.

            iii. Purchaser Status. Such Purchaser is an "accredited investor" as defined in Rule 501(a)(1), (a)(2), (a)(3), (a)(7) or (a)(8) under the
      Securities Act. Such Purchaser is not required to be registered as a broker-dealer under Section 15 of the Exchange Act.

            iv. General Solicitation. Such Purchaser is not purchasing the Additional Debentures as a result of any advertisement, article, notice or other communication regarding the Additional Debentures published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or any other general solicitation or general advertisement.

            v. Affirmation of Prior Representations and Warranties. Such Purchaser hereby represents and warrants to the Company that its representations and warranties listed in Section 3.2 of the Purchase Agreement are true and correct as of the date hereof.

      8. Delivery of Opinion. Concurrently herewith, the Company shall deliver to the Purchasers an opinion of outside counsel regarding this Agreement and the issuance of the Additional Debentures in form and substance reasonably acceptable to the Purchasers.

      9. Public Disclosure. The Company shall, on or before the 4th Trading Day following the date hereof, issue a Current Report on Form 8-K, reasonably acceptable to the Purchasers, disclosing the material terms of the transactions contemplated hereby, and shall attach this Agreement thereto. The Company shall consult with the Purchasers in issuing any other press releases with respect to the transactions contemplated hereby.

      10. Purchaser Acknowledgement. Each of the Purchasers hereby agrees and acknowledges that notwithstanding anything to the contrary in any of the Transaction Documents, the Company, without limitation and without notice to or the consent of, the Purchasers, may sell, transfer or otherwise dispose of all or any portion of the stock or assets of FS SunTours, Inc.

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

      11. Effect on Transaction Documents. Except as expressly set forth above, all of the terms and conditions of the Transaction Documents shall continue in full force and effect after the execution of this Agreement and shall not be in any way changed, modified or superseded by the terms set forth herein, including but not limited to, any other obligations the Company may have to the Purchasers under the Transaction Documents. Notwithstanding the foregoing, this Agreement shall be deemed for all purposes as an amendment to any Transaction Document as required to serve the purposes hereof, and in the event of any conflict between the terms and provisions of the Debentures, the Registration Rights Agreement or any other Transaction Document, on the one hand, and the terms and provisions of this Agreement, on the other hand, the terms and provisions of this Agreement shall prevail.

      12. Release of all Claims. THE COMPANY (FOR ITSELF AND ITS AFFILIATES) HEREBY UNCONDITIONALLY RELEASES AND FOREVER DISCHARGES EACH PURCHASER AND ITS RESPECTIVE SUCCESSORS, ASSIGNS, AGENTS, DIRECTORS, OFFICERS, EMPLOYEES, AFFILIATES, ACCOUNTANTS, CONSULTANTS, CONTRACTORS, ADVISORS AND ATTORNEYS (COLLECTIVELY, THE "BENEFITED PARTIES") FROM ALL CLAIMS (AS DEFINED BELOW) FROM THE BEGINNING OF TIME THROUGH THE DATE HEREOF. AS USED IN THIS AGREEMENT, THE TERM "CLAIMS" MEANS ANY AND ALL POSSIBLE CLAIMS, DEMANDS, ACTIONS, CAUSES OF ACTIONS, COSTS, EXPENSES AND LIABILITIES WHATSOEVER, KNOWN OR UNKNOWN, AT LAW OR IN EQUITY, WHICH THE COMPANY, OR ANY OF ITS AGENTS, EMPLOYEES OR AFFILIATES MAY HAVE AS OF THE DATE HEREOF, IRRESPECTIVE OF WHETHER ANY SUCH CLAIMS ARISE OUT OF CONTRACT, TORT, VIOLATION OF LAW OR OTHERWISE IN CONNECTION WITH ANY OF THE TRANSACTION AGREEMENTS, INCLUDING ANY CONTRACTING FOR, CHARGING, TAKING, RESERVING, COLLECTING OR RECEIVING INTEREST IN EXCESS OF THE MAXIMUM RATE ON INTEREST CHARGEABLE UNDER APPLICABLE LAW AND ANY LOSS, COST OR DAMAGE, OF ANY KIND OR CHARACTER, ARISING OUT OF OR IN ANY WAY CONNECTED WITH OR IN ANY WAY RESULTING FROM THE ACTIONS OR OMISSIONS OF THE BENEFITED PARTIES, INCLUDING ANY BREACH OF FIDUCIARY DUTY, BREACH OF ANY DUTY OF GOOD FAITH OR FAIR DEALING, UNDUE INFLUENCE, DURESS, ECONOMIC COERCION, CONFLICT OF INTEREST, NEGLIGENCE, BAD FAITH, MALPRACTICE, VIOLATIONS OF THE RACKETEER INFLUENCED AND CORRUPT ORGANIZATIONS ACT, INTENTIONAL OR NEGLIGENT INFLICTION OF MENTAL DISTRESS, TORTIOUS INTERFERENCE WITH CONTRACTUAL RELATIONS, TORTIOUS INTERFERENCE WITH CORPORATE GOVERNANCE OR PROSPECTIVE BUSINESS ADVANTAGE, BREACH OF CONTRACT, DECEPTIVE TRADE PRACTICES, LIBEL, SLANDER, CONSPIRACY OR ANY CLAIM FOR WRONGFULLY ACCELERATING ANY OBLIGATIONS OR WRONGFULLY ATTEMPTING TO FORECLOSE ON ANY COLLATERAL. THE COMPANY (FOR ITSELF AND ITS AFFILIATES) AGREES THAT NONE OF THE BENEFITED PARTIES HAS FIDUCIARY OR SIMILAR OBLIGATIONS TO THE COMPANY OR ANY AGENTS, EMPLOYEES OR AFFILIATES OF THE COMPANY AND THAT THEIR RELATIONSHIPS ARE STRICTLY THAT OF CREDITOR AND DEBTOR. THIS RELEASE IS ACCEPTED BY PURCHASERS PURSUANT TO THIS AGREEMENT AND SHALL NOT BE CONSTRUED AS AN ADMISSION OF LIABILITY BY PURCHASERS OR ANY OTHER BENEFITED PARTY.

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

THE COMPANY (FOR ITSELF AND ITS AFFILIATES) ACKNOWLEDGES THAT THE FOREGOING PROVISIONS ARE INTENDED TO, AND THE TRANSACTION AGREEMENTS CONTAIN PROVISIONS WHICH, RELEASE PURCHASERS FROM LIABILITY AND/OR INDEMNIFY AND HOLD HARMLESS PURCHASERS FOR, AMONG OTHER THINGS, THE ORDINARY NEGLIGENCE OF PURCHASERS. THE COMPANY (FOR ITSELF AND ITS AFFILIATES) AGREES THAT THE RELEASE AND/OR INDEMNITY PROVISIONS CONTAINED IN THESE DOCUMENTS ARE CAPTIONED TO CLEARLY IDENTIFY THE RELEASE AND/OR INDEMNITY PROVISIONS AND, THEREFORE, ARE SO CONSPICUOUS THAT THE COMPANY AND ITS AFFILIATES HAVE FAIR NOTICE OF THE EXISTENCE AND CONTENTS OF SUCH PROVISIONS.

      13. Expenses. The Company agrees to pay to Purchasers upon demand any and all reasonable out-of-pocket costs or expenses (including, without limitation, reasonable legal fees and disbursements) incurred or sustained by Purchasers, in connection with the preparation of this Agreement and related matters.

      14. Amendments and Waivers. The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless the same shall be in writing and signed by the Company and each Purchaser.

      15. Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be delivered as set forth in the Purchase Agreement.

      16. Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors and permitted assigns of each of the parties and shall inure to the benefit of each Purchaser. The Company may not assign (except by merger) its rights or obligations hereunder without the prior written consent of all of the Purchasers of the then-outstanding Securities. Each Purchaser may assign their respective rights hereunder in the manner and to the Persons as permitted under the Purchase Agreement.

      17. Execution and Counterparts. This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission or by e-mail delivery of a ".pdf" format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or ".pdf" signature page were an original thereof.

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

      18. Governing Law. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be determined in accordance with the provisions of the Purchase Agreement.

      19. Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their commercially reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

      20. Headings. The headings in this Agreement are for convenience only, do not constitute a part of the Agreement and shall not be deemed to limit or affect any of the provisions hereof.

      21. Independent Nature of Holders' Obligations and Rights. The obligations of each Purchaser hereunder are several and not joint with the obligations of any other Purchasers hereunder, and no Purchaser shall be responsible in any way for the performance of the obligations of any other Purchaser hereunder. Nothing contained herein or in any other agreement or document delivered at any closing, and no action taken by any Purchaser pursuant hereto, shall be deemed to constitute the Purchasers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Purchasers are in any way acting in concert with respect to such obligations or the transactions contemplated by this Agreement. Each Purchaser shall be entitled to protect and enforce its rights, including without limitation the rights arising out of this Agreement, and it shall not be necessary for any other Purchaser to be joined as an additional party in any proceeding for such purpose.


                            [SIGNATURE PAGE FOLLOWS]










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


         IN WITNESS WHEREOF, the parties hereto have caused this Waiver Agreement and Amendment to Debenture to be duly executed by their respective authorized signatories as of the date first indicated above.


ONETRAVEL HOLDINGS, INC.                     Address for Notice:
                                             -------------------


By:_____________________________             5775 Peachtree Dunwoody Road
     Name:  Marc E. Bercoon                  Building G, Suite 300
     Title:  President                       Atlanta, GA 30346
                                             Attn: President
                                             Fax #: (404) 943-1094
FAREQUEST HOLDINGS, INC.                     Address for Notice:
                                             -------------------


By:_____________________________             5775 Peachtree Dunwoody Road
     Name:  Marc E. Bercoon                  Building G, Suite 300
     Title:  President                       Atlanta, GA 30346
                                             Attn: President
                                             Fax #: (404) 943-1094
ONETRAVEL, INC.                              Address for Notice:
                                             -------------------


By:_____________________________             5775 Peachtree Dunwoody Road
     Name:  Marc E. Bercoon                  Building G, Suite 300
     Title:  President                       Atlanta, GA 30346
                                             Attn: President
                                             Fax #: (404) 943-1094





                   [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK
                      SIGNATURE PAGE FOR PURCHASER FOLLOWS]







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

 [PURCHASER SIGNATURE PAGES TO OTV WAIVER AGREEMENT AND AMENDMENT TO DEBENTURE]

      IN WITNESS WHEREOF, the undersigned have caused this Forbearance Agreement and Amendment to Debenture to be duly executed by their respective authorized signatories as of the date first indicated above.


Name of Purchaser: ____________________________________________________________

Signature of Authorized Signatory of Purchaser: _______________________________

Name of Authorized Signatory: _________________________________________________

Title of Authorized Signatory: ________________________________________________

Email Address of Purchaser: ___________________________________________________

Address for Notice of Purchaser:





                           [SIGNATURE PAGES CONTINUE]





















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